UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  February 23, 2011



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   ELECTION OF DIRECTORS

      On February 23, 2011, Jones Lang LaSalle Incorporated issued a press release announcing that its Board of Directors (the "Board") has elected Hugo Bague' and Martin H. Nesbitt as independent, non-executive members of its Board of Directors, effective March 1, 2011. Messrs. Bague' and Nesbitt will both join the Nominating and Governance Committee of the Board, Mr. Bague' will join its Compensation Committee and Mr. Nesbitt will join its Audit Committee.

      A copy of the press release announcing the elections of Messrs. Bague' and Nesbitt is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on February 23, 2011 announcing the election of Hugo Bague' and Martin H. Nesbitt to the Company's Board of Directors.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 23, 2011            JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Mark J. Ohringer
                                          ------------------------------
                                          Name:   Mark J. Ohringer
                                          Title:  Executive Vice President,
                                                  Global General Counsel
                                                  and Corporate Secretary

                                EXHIBIT INDEX
                                -------------


Exhibit 99.1      Press Release Dated February 23, 2011